TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805     HV-6777 – Hartford 403(b) Cornerstone Innovations

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Supplement dated May 26, 2021 to your Prospectus

FUND NAME CHANGES

IVY FUNDS

Effective July 1, 2021, the following name changes will be made to your Prospectus:

Current Name	New Name

Ivy Asset Strategy Fund	Delaware Ivy Asset Strategy Fund
Ivy Large Cap Growth Fund	Delaware Ivy Large Cap Growth Fund
Ivy Natural Resources Fund	Delaware Ivy Natural Resources Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.